UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6027

KAVILCO INCORPORATED

(Exact name of registrant as specified in charter)

600 University Street, Suite 3010
Seattle, Washington 98101-1129

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (206) 624-6166

Date of fiscal year end: December 31, 2008

Date of reporting period: December 31, 2008

ITEM 1.	REPORTS TO SHAREHOLDERS.

[Kavilco Incorporated Letterhead]

February 27, 2009

Dear Shareholders,

Enclosed are the annual audited financial statements for the year ended December 31, 2008. Our accountants, Moss Adams LLP conducted the audit.

STATEMENT OF ASSETS AND LIABILITES

This statement reflects everything the corproation owns or is obliged to pay as of December 31, 2008. Assets and liabilities are stated in terms of current market value.

SCHEDULE OF INVESTMENTS

The majority of Kavilco's portfolio is primarily made up of debt instruments comprised of corporate obligations. Corporate obligation is another term for bonds. These bonds carry a stated interest rate and maturity date. The Federal, State and Municipal governments, along with corporations, can issue bonds. Kavilco has shifted its investments from treasury notes to corporate bonds in order to get a higher yield.

STATEMENT OF OPERATIONS

The Statement of Operations is an analysis of all income and expense that the corporation incurred during the year. We had a decrease in value of $2,138,179. The decrease was the result of the credit markets seizing up in September 2008. The aggressive actions of the Federal Reserve have had a beneficial impact on our bond portfolio. As of January 31, 2009 our unrealized losses are $1,010,621, an increase in value of $1,127,558 in just one month. We anticipate the exceptional volatility in the bond market will be with us for some time. However, valuation changes in the portfolio do not impact the dividends you receive.

STATEMENT OF CHANGES IN NET ASSETS

What happened to our assets during the year? This statement shows all increases and decreases in our assets. Except for the dividends to shareholder accounts, this is identical to the Statement of Operations.

FINANCIAL HIGHLIGHTS

This is a comparative analysis that combines all previously discussed statements in terms of one share of stock.

NOTES AND TAX INFORMATION TO THE FINANCIAL STATEMENTS

The notes are an integral part of the financial statements and provide information that will give the shareholder a complete summary of the operation.

Sincerely,

KAVILCO INCORPORATED

/s/ Louis A. Thompson

Louis A. Thompson
President/Chief Executive Officer

INDEPENDENT AUDITOR'S REPORT

[MOSS ADAMS LETTERHEAD]

To the Shareholders and Board of Directors
Kavilco Incorporated (An Investment Company)

We have audited the accompanying statement of assets and liabilites, including the schedule of investments, of Kavilco Incorporated (the Company) as of December 31, 2008, and the related statement of operations for the year then ended, and statement of changes in net assets for each of the two years in the periods then ended, and the financial highlights for the years ended December 31, 2008, 2007 and 2006. These financial statments and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended December 31, 2005 and 2004 were audited by other auditors, whose report dated February 22, 2006 expressed an unqualified opinion on those statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned by correspondence with the custodian and review of legal title to real estate as of December 31, 2008. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial satements and financial highlights referred to above present fairly, in all materail respects, the financial position of Kavilco Incorporated as of December 31, 2008, the results of its operations for the year then ended, and changes in its net assets for each of the two years in the periods then ended and financial highlights for the years ended December 31, 2008, 2007 and 2006, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 3, the financial statements include real estate valued at $3,588,815, whose value has been determined by management in the absence of a readily ascertainable fair value.

/s/ Moss Adams LLP

Seattle, Washington
February 23, 2009

Kavilco Incorporated
(An Investment Company)

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS
Investments in securities, at fair value (identified cost $30,343,452)	$28,590,443
Real estate, at fair value (identified cost $1,054,089) (Note 3)	3,588,815
Cash and cash equivalents	3,065,123
Interest receivable	543,991
Dividends receivable	4,499
Premises and equipment, net	7,711
Prepaid expenses and other assets	13,854

Total assets	35,814,436

LIABILITIES
Accounts payable and accrued expenses	25,686
Dividends payable	101,279

Total liabilities	126,965

NET ASSETS	$35,687,471

Net assets consist of:
Distributable earnings (Note 10)	$979,669
Contributed capital	34,707,802

Net assets	$35,687,471

Net asset value per share of Class A and Class B common stock ($35,687,471 divided by 12,000 shares outstanding) (Note 9)	$2,974

See accompanying notes.

Kavilco Incorporated

(An Investment Company)

Financial Statements

SCHEDULE OF INVESTMENTS

December 31, 2008

	Principal Amount or Shares	Fair Value
INVESTMENTS IN SECURITIES - 80.1%
U.S. Corporate Obligations - 79.9%
Communications - 13.6%
Verizon NE Inc., 6.500%, due Septemeber 15, 2011	1,000,000	$992,677
Comcast Corp., 10.625%, due July 15, 2012	1,338,000	1,421,039
AT&T, 5.100%, due September 15, 2014	1,250,000	1,228,734
CBS Corporation, 4.625%, due May 15, 2018	2,000,000	1,210,062
Total Communications		4,852,512

Chemical Industry - 4.2%
E. I. Du Pont de Nemour, 5.250%, due December 15, 2016	1,519,000	1,509,619

Consumer, Cyclical - 11.8%
Wal-Mart Stores, 6.875%, due August 10, 2009	1,000,000	1,029,961
Dayton Hudson, 8.600% due January 15, 2012	100,000	102,332
Home Depot Inc., 5.250%, due December 16, 2013	1,000,000	933,797
Safeway Inc., 5.625%, due August 15, 2014	1,229,000	1,187,451
Target Corp., 5.875%, due July 15, 2016	1,000,000	954,704
Total Consumer, Cyclical		4,208,245

Consumer, Non-cyclical - 9.2%
Clorox Compnay, 6.125%, due February 1, 2011	1,000,000	1,001,357
Yum! Brands Inc., 8.875%, due April 15, 2011	1,000,000	1,012,888
Coca Cola Enterprises, 8.500%, due February 1, 2012	700,000	761,144
McDonald's Corp., 5.300%, due March 15, 2017	500,000	512,645
Total Consumer, Non-cyclical		3,288,034

Energy - 10.8%
Smith International Inc., 6.750%, due February 15, 2011	500,000	503,379
Plains All American Pipeline, 6.125%, due January 15, 2017	1,345,000	1,069,532
XTO Energy Inc., 6.250%, August 1, 2017	1,000,000	960,277
Transocean Sedco Forex Inc., 7.375%, due April 15, 2018	1,350,000	1,306,589
Total Energy		3,839,777

Financial - 2.9%
Bear Stearns, 7.625%, due December 7, 2009	1,000,000	1,020,008

Industrial - 8.4%
CSX Corp., 5.500%, due August 1, 2013	964,000	906,428
TYCO Intl Group, 6.000%, due November 15, 2013	1,245,000	1,168,202
Union Pacific Corp., 4.875%, due January 15, 2015	1,000,000	914,040
Total Industrial		2,988,670

Technology - 7.5%
Xerox Corporation, 5.500%, due May 15, 2012	2,000,000	1,676,100
Cisco Systems Inc., 5.500%, due February 22, 2016	960,000	1,016,809
Total Technology		2,692,909

Utilities - 11.5%
American Electric Power, 5.375%, due March 15, 2010	1,475,000	1,464,176
Dominion Resources Inc., 5.000%, due March 15, 2013	1,000,000	963,439
Potomac Electric Power, 4.650%, due April 15, 2014	600,000	557,367
Southern Power Company, 4.875%, due July 15, 2015	1,250,000	1,112,275
Total Utilities		4,097,707

Total Corporate Obligations (cost $30,287,916)		28,497,481

Common Stock - 0.2%
Computer Software & Services - 0.2%
Microsoft Corp.	3,640	70,762
Electric Utility - less than 1%
Southern Company	600	22,200

Total Common Stock (cost $55,536)		92,962

Total Investments in Securities (identified cost $30,343,452)		$28,590,443

See accompanying notes.

Kavilco Incorporated
(An Investment Company)

Financial Statements

STATEMENT OF OPERATIONS

Year Ended December 31, 2008

INVESTMENT INCOME
Interest	$1,270,819
Dividends	408,103

Total investment income	1,678,922

EXPENSES
Salaries and benefits	342,614
Directors' compensation and expenses	272,411
Legal and accounting	34,585
Custodian	21,225
Insurance	66,789
Office and equipment leases	59,813
General and administrative	61,213

Total expenses	858,650

Net investment income	820,272

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	154,374
Net increase in unrealized depreciation on investments	(2,138,179)

Total realized and unrealized loss on investments	(1,983,805)

NET OPERATING LOSS	(1,163,533)
OTHER INCOME (Note 13)	175,118

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(988,415)

See accompanying notes.

Kavilco Incorporated
(An Investment Company)

Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2008 and 2007

	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$820,272	$941,367
Net realized gain on investments	154,374	186,436
Net increase (decrease) in unrealized appreciation (depreciation) on investments	(2,138,179)	171,326
Other income	175,118	134,777

Net increase (decrease) in net assets resulting from operations	(988,415)	1,433,906

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS (Note 10)	(1,140,000)	(1,188,001)

Total increase (decrease) in net assets	(2,128,415)	245,905
NET ASSETS
Beginning of year	37,815,886	37,569,981

End of year	$35,687,471	$37,815,886

See accompanying notes.

Kavilco Incorporated
(An Investment Company)

Financial Statements

FINANCIAL HIGHLIGHTS

Years Ended December 31, 2004 to 2008

Per share operating performance (for a share of Class A and Class B capital stock outstanding throughout the period):

	2008	2007	2006	2005	2004

Net asset value, beginning of year	$3,151.32	$3,130.83	$3,139.92	$3,200.23	$3,297.77

Income from investment operations
Net investment income	68.36	78.45	77.30	63.86	64.77
Net realized and unrealized gain (loss) on investment transactions	(165.32)	29.81	(3.72)	(44.99)	(65.11)
Net other income	14.59	11.23	6.08	4.92	4.06

Total from investment operations	(82.37)	119.49	79.66	23.79	3.72

Less dividends and distributions (Note 10)	(95.00)	(99.00)	(88.75)	(84.10)	(101.26)

Net asset value, end of year	$2,973.95	$3,151.32	$3,130.83	$3,139.92	$3,200.23

Total return	(2.77%)	3.79%	2.54%	0.74%	0.11%
Supplemental data
Net assets, end of year (in thousands)	$35,687	$37,816	$37,570	$37,679	$38,403
Ratio to average net assets
Expenses	2.34%	2.30%	2.12%	1.98%	1.97%
Net investment income	2.23%	2.49%	2.46%	2.01%	1.98%
Portfolio turnover rate	28.85%	45.74%	41.82%	131.30%	6.20%

See accompanying notes.

Kavilco Incorporated
(An Investment Company)

Financial Statements

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2008

Note 1 - ORGANIZATION
Kavilco Incorporated (the Company) is a village corporation within the Sealaska region organized on November 13, 1973, pursuant to the Alaska Native Claims Settlement Act (“ANCSA”) of 1971. Under ANCSA the Native claims to land in Alaska were settled in exchange for part of the state’s land and compensation. Settlement benefits were given to Natives of Alaska villages in the form of ownership shares in village corporations that were organized pursuant to ANCSA. Kavilco Incorporated was organized for the purpose of securing and administering the land and benefits for the Natives of the Kasaan village in Alaska. Contributed capital includes receipts from the U.S. government and the state of Alaska under provisions of ANCSA.

On November 1, 1989, the Company began to operate as a self-managed, closed-end management investment company, as defined by the Investment Company Act of 1940 (the “Act”). The Company is subject to various restrictions imposed by the Act and the Internal Revenue Code, including restrictions on borrowing, dividend and distribution policies, operations and reporting requirements. The Company’s investment decisions, which focus primarily on fixed income investments, are made by management under the direction of the board of directors.

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for investment companies. The following is a summary of the significant accounting policies consistently followed by the Company in the preparation of these financial statements.

Valuation of Investments - The Company adopted the provisions of the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data from sources independent of the Company. Unobservable inputs reflect the Company’s own assumption about the assumptions that market participants would use in pricing the asset or liability developed on the best information available in the circumstance.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access. Valuation adjustments and block discounts are not applied to Level 1 securities. Since valuations are based on quoted prices that are readily available in an active market, valuation of these securities does not entail a significant degree of judgment.

Level 2 - Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors, including the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed. Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for securities categorized in Level 3. In certain cases the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined by the lowest level input that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that market participants would use in pricing the asset of liability at the measurement date. The Company uses prices and inputs that are current as of the measurement date, including during periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

Investments in securities consist of corporate obligations and common stock. Common stock traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation.  Investments in common stock are included in Level 1 of the fair value hierarchy.

The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spread or credit default swap spreads as provided by Interactive Data Corp. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy.

Real estate is carried at fair value as determined in good faith by management of the Company and approved by the board of directors. Real estate represents entitlement to the surface estate of real property, for which no readily available market quotation exists. Fair value of real estate is determined by management based on a Certified Forester’s opinion as to the current value and status of the land, along with other factors. Other relevant factors include the lack of commercially viable timber due to previous harvest, amount of capital expenditures required for the future growth of timber, location of the property, recent sales of similar real property in the region and market demand and supply for this type of real property during the valuation process. Based on the inherent uncertainty of valuation, however, the estimated value may differ significantly from the value that would have been used had a ready market for the real property existed, and the difference could be material (Note 3). This investment is included in Level 3 of the fair value hierarchy.

Cash and Cash Equivalents - The Company considers all highly liquid instruments with a maturity of three months or less to be cash equivalents.

Investment Transactions and Income - Investment transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are computed using the specific identification method. Interest income is recorded on an accrual basis as adjusted for the amortization of discounts and premiums using the effective interest method. Premiums and discounts, including original issue discounts, are amortized for both tax and financial reporting purposes. Dividend income is recorded as of the ex-dividend date. Unrealized gains and losses are included in the statement of operations.

Federal Income Taxes - The Company’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net investment taxable income to its shareholders. Therefore, no federal income tax provision is required for the Company.

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on their payable date. Dividends are generally declared and paid twice a year. Capital gain distributions are generally declared and paid annually. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States of America.

Management Fees - The investment management of the Company’s portfolio is performed by an employee of the Company. In lieu of a management fee, payment for this service is part of the employee’s annual compensation.

Directors’ Compensation and Expenses - The board of directors of the Company receives compensation for each board meeting attended during the year in addition to a per diem allowance. Directors are also reimbursed for such expenses as accommodation, airfare, and car rental related to board meetings. In addition to meeting related expenses, the Company pays for the medical insurance of certain directors.

Use of Estimates - The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Material estimates that are particularly susceptible to significant change relates to the valuation of real estate (Note 3). It is possible the estimated fair value may differ significantly from the amount that might ultimately be realized in the near term, and the differences could be material.

Note 3 - REAL ESTATE
The financial statements include real estate valued at $3,588,815, whose values have been determined by management in the absence of readily ascertainable fair values. The board of directors approved this fair value estimate of the real estate.

At December 31, 2008, the Company owns fee title to the surface estate of 22,946 acres of real estate. In 1979, the Company received entitlement under Section 12(a) of ANCSA to the surface estate of real property totaling 23,055 acres. And in 1987, 194 acres of this property was distributed to the shareholders. The Company received an additional 89.24 acres during 2002 in the process of closing out a timber sale contract.

As of December 31, 2008, there is no commercial viable timber on the real estate and the Company has no outstanding timber agreements. The last harvest and sale of timber from this land was in 2001.

It is possible the estimated fair value for this investment may differ from the amount that might ultimately be realized in the near term, and the difference could be material.

Note 4 - TRADING RISK
In the normal course of business, the Company enters into financial transactions involving instruments where there is risk of potential loss due to changes in the market (market risk), or failure of the other party to the transaction to perform (credit risk).

Market risk is the potential change in value caused by fluctuations in market prices of an underlying financial instrument. Subsequent market fluctuations may require selling investments at prices that differ from the values reflected on the statement of assets and liabilities. Market risk is directly impacted by the volatility and liquidity in the markets in which financial instruments are traded. The Company’s exposure to market risk may be increased in that a significant portion of its assets may be invested in a relatively small number of investment positions at any one time. Accordingly, appreciation or depreciation in value of investment positions may have a more significant effect on the value of the Company’s portfolio than would be the case in a more diversified or hedged portfolio.

Credit risk is the possibility that a loss may occur due to the failure of a counterparty to perform according to the terms of a contract. The Company’s exposure to credit risk associated with counterparty nonperformance includes cash deposits that may exceed applicable insurance limits. The Company seeks to control such credit risk by maintaining deposits with only high quality financial institutions and trading exchange traded financial instruments, which generally do not give rise to significant counterparty exposure due to the requirements of the individual exchanges.

Note 5 - FAIR VALUE MEASUREMENTS
The Company’s assets recorded at fair value have been categorized based upon a fair value hierarchy in accordance with SFAS No. 157 Fair Value Measurements. See Note 2 for a discussion of the Company’s accounting policies.

The following table presents information about the Company’s assets measured at fair value as of December 31, 2008:

	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2008

ASSETS
Common stock	$92,962	$-	$-	$92,962
U.S. corporate obligations	-	28,497,481	-	28,497,481
Real estate	-	-	3,588,815	3,588,815

	$92,962	$28,497,481	$3,588,815	$32,179,258

The following table presents additional information about Level 3 assets measured at fair value. Both observable and unobservable inputs may be used to determine the fair value of positions that the Company has classified within the Level 3 category. As a result, the unrealized gains and losses for assets within the Level 3 category may include changes in fair value that were attributable to both observable and unobservable inputs.

Changes in Level 3 assets measured at fair value for the year ended December 31, 2008:

	Level 3 Beginning Balance January 1, 2008	Total Realized and Unrealized Gains (Losses )*	Net Purchases, Sales Issuances and Settlements	Net Transfers In and/or (Out) of Level 3	Level 3 Ending Balance December 31, 2008	Earnings Attributable to Unrealized Gains (Losses) at December 31, 2008*

ASSETS
Real estate	$3,588,815	$-	$-	$-	$3,588,815	$-

* Included within the accompanying statement of operations as a component of realized and unrealized gain from investments.

Note 6 - INVESTMENT TRANSACTIONS
Purchases of investment securities (consisting of corporate obligations and common stock)aggregated $27,184,288 for the year ended December 31, 2008, and sales and maturities of investment securities (consisting of U.S. government securities, corporate obligations and common stock) aggregated $9,624,594 for the year ended December 31, 2008.

The U.S. federal income tax basis of the Company’s investments is the same as for financial reporting purposes. The gross unrealized appreciation and gross unrealized depreciation for U.S. federal income tax purposes is $306,428 and $2,059,437, respectively, for the year ended December 31, 2008.

Note 7 - PREMISES AND EQUIPMENT
Buildings and equipment are recorded at cost less accumulated depreciation. Depreciation is computed on the straight-line method over the estimated useful lives of the related assets, which range from 5 to 15 years. Depreciation expense was $4,098 for the year ended December 31, 2008.

Building	$154,369
Furniture, fixtures, and equipment	80,869

235,238
Less accumulated depreciation	227,527

$7,711

Note 8 - LEASE OBLIGATION
The Company leases office space under a non-cancelable operating lease agreement, which terminates September 30, 2011. Rent expense for the year ended December 31, 2008 was $37,152, which is included in the office and equipment leases expense on the statement of operations. Future minimum lease commitment under this non-cancelable operating lease is approximately as follows:

2009	$42,402
2010	43,581
2011	33,354

$119,337

Note 9 - NET ASSETS
Upon organization of the Company, 100 shares of common stock (Class A) were issued to each qualified shareholder enrolled in the Company pursuant to ANCSA. The Company utilized a roll comprising 120 Alaska Natives eligible to receive stock certificates as certified by the U.S. Secretary of the Interior. Under the provisions of ANCSA, stock dividends paid or other stock grants are restricted, and the stock may not be sold, pledged, assigned, or otherwise alienated, except in certain circumstances by court decree or death, unless approved by a majority of the shareholders. The stock carries voting rights only if the holder hereof is an eligible Alaska Native. Nonvoting common stock (Class B) is issued to non-Native persons who inherit stock.

The Company’s capital structure is as follows:

Common stock
Class A, no par value - Authorized, 1,000,000 shares; issued and outstanding, 11,576.83 shares
Class B, no par value - Authorized, 500,000 shares; issued and outstanding, 423.17 shares

Note 10 - DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
On March 14, 2008, a distribution of $25 per share was declared. The dividend was paid on March 31, 2008 to shareholders of record on March 17, 2008. On November 7, 2008, a distribution of $70 per share was declared. This dividend was paid on November 24, 2008 to shareholders of record on November 10, 2008.

The tax character of distributions paid during 2008 and 2007 was as follows:

	2008	2007
Distributions paid from:
Ordinary income	$974,432	$1,183,081
Long-term capital gain	165,568	4,920

	$1,140,000	$1,188,001

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$197,952
Net unrealized appreciation on:
Investments	(1,753,009)
Real estate	2,534,726

$979,669

Note 11 - SCHEDULE OF INVESTMENTS
Investments are categorized by type, country and industry. The industry category represents management’s belief as to the most meaningful presentation of the classification of the principal business of the investees. The percentage of net assets is computed by dividing the fair value of each category by net assets.

Note 12 - PENSION PLAN
Employees of the Company are covered by a defined contribution pension plan. The Company contributes 20% of each participant’s compensation to the plan. The Company’s contributions during the year ended December 31, 2008 totaled $53,837.

Note 13 - OTHER INCOME
Other income represents income earned as a result of ANSCA Section 7(i) which provides for revenue sharing among the 12 regional corporations created by ANSCA earned from timber resources and the subsurface estates. Other income also includes lease income.

ITEM 2.	CODE OF ETHICS.

Kavilco adopted a code of ethics on January 29, 1990. The code of ethics was amended on May 9, 2008 and is available on the registrant's website at: www.kavilco.com.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Kavilco Incorporated is subject to the Alaska Native Claims Settlement Act (Act). Pursuant to the Act, Kavilco’s stock and dividends may not be sold, pledged, subjected to a lien or judgment execution, assigned in present or future, or otherwise alienated, except pursuant to court decree of separation or child support. However, the stock can be gifted to a relative provided the recipient is a descendant of an Alaska Native.

The Chief Financial Officer has no control over the financial records of the corporation. The Corporate Secretary maintains the accounting records. Monthly, an independent accountant performs various reconciliations and adjusting journal entries on the corporate books and records.

Kavilco does not have an audit committee. The CFO reviews the entire audited financial statements and various CPA correspondence with the board of directors. Two board members have degrees in business. However, pursuant to SEC regulations their experience would not qualify them as financial experts. The only contentious financial issue that Kavilco has had to deal with since becoming an Investment Company involves the evaluation of our land holdings in Alaska. After a two-year battle with our previous auditors, PricewaterhouseCoopers, and pressure by the Security Exchange Commission, the board relented and increased the value of our land holdings. The CFO opposed this action because it served no practical purpose.

The primary purpose of a financial expert serving on the board of directors is to prevent the gross accounting inequities that were driven by greed and outright thievery at such firms as Qwest Communications, Enron and Tyco. There is no incentive on behalf of management to commit fraud since Kavilco’s stock cannot be publicly traded and we do not have compensation incentives. More importantly, the board of directors is not a rubber stamp for management. Many of the shareholders are related to the directors, which acts as an additional incentive to have a high degree of business probity.

Kavilco has never been involved in financial deceit. This superior track record can only be attributable to the excellent oversight of an active and knowledgeable board of directors. Accordingly, Kavilco does not have an audit committee or a financial expert as defined by the SEC.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

During the period covering the fiscal years ended December 31, 2008 and 2007, Moss Adams LLP performed the following professional services.

	2008	2007
Audit fees	$25,874.00	$33,216.00
Audit related fees	$0	$0
Tax fees	$5,300.00	$5,300.00

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Kavilco is a privately held registered investment company, and accordingly is not subject to the Securities Act of 1933.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders filed under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of directors adopted the following resolution during the November 2003 board meeting.

Kavilco Incorporated Resolution 11-14-03b: Proxy Voting Policies

The Securities and Exchange Commission believes the recent corporate scandals have created renewed investor interest in corporate governance issues. In response, the SEC has new rules designed to increase transparency of proxy voting by mutual funds.
          RESOLVED, on voting common stock, the Chief Financial Officer is hereby directed to vote the management slate of directors and management’s recommendations on corporate proposals that appear on the proxy.
          RESOLVED, where there is a material conflict of interest where the Chief Financial Officer has a business, personal, or family relationship with a public company, voting will be deferred until the next scheduled board of directors meeting at which time the issue will be discussed.
          RESOLVED, pursuant to rule 30b1-4 under the Investment Company Act, Kavilco will file form N-PX with the SEC detailing a complete voting record. This filing will be made for a 12-month period commencing on June 30, 2004. In addition, this information will be available on Kavilco’s web site as soon as reasonably practicable, after filing the report with the SEC, which means the same day, absent unforeseen circumstances.

Date: November 14, 2003

/s/ Louis A. Thompson
Louis A. Thompson, President

/s/ John Campbell
John Campbell, Secretary

(Corporate Seal)

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

This disclosure requirement is not applicable to registrant .

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

The Alaska Native Claims Settlement Act (ANCSA), which is our primary regulating authority, places numerous restrictions on the Company's stock. Kavilco's stock was given to its shareholders. It can only be transferred by court decree or gifting to a blood relative and cannot be sold or used as collateral. There is no provision in the ANCSA regulations for repurchase of shares.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No matters were voted on by shareholders during the period covered by this report.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s President/Chief Executive Officer and Chief Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (a) (1)	Certification of President/Chief Executive Officer

12 (a) (2)	Certification of Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Kavilco Incorporated

By:	/s/ Louis A. Thompson
Louis A. Thompson
President/Chief Executive Officer

Date: March 3, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Scott Burns
Scott Burns
Chief Financial Officer

Date: March 3, 2009